                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                     HAWKINS CHEMICAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     1   Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2   Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4   Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5   Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1   Amount Previously Paid:
         -----------------------------------------------------------------------
     2   Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3   Filing Party:
         -----------------------------------------------------------------------
     4   Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                             HAWKINS CHEMICAL, INC.

                           3100 EAST HENNEPIN AVENUE

                          MINNEAPOLIS, MINNESOTA 55413

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                               FEBRUARY 16, 2000

    The annual meeting of shareholders of Hawkins Chemical, Inc. (the "Company") will be held at the Sheraton Minneapolis Metrodome, 1330 Industrial Boulevard, Minneapolis, Minnesota, on Wednesday, February 16, 2000, at 3:30 P.M., Central Standard Time, for the following purposes:

    1.  To elect eight directors.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on January 7, 2000 as the record date for determining the shareholders entitled to vote at the annual meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting. The Company's transfer books will not be closed.

Dated: January 10, 2000.  BY ORDER OF THE BOARD OF DIRECTORS

                               MARVIN E. DEE, SECRETARY

IMPORTANT: TO ASSURE THE NECESSARY REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY TO SAVE THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION. DOING SO WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU SO DESIRE.

                                PROXY STATEMENT

                             HAWKINS CHEMICAL, INC.
                           3100 EAST HENNEPIN AVENUE
                          MINNEAPOLIS, MINNESOTA 55413

                                JANUARY 10, 2000

    The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hawkins Chemical, Inc. (the "Company") to be voted at the annual meeting of shareholders of the Company to be held on Wednesday, February 16, 2000, or at any adjournment or adjournments of such meeting. Distribution of this proxy statement and proxy to the shareholders began on or about January 10, 2000.

                                  SOLICITATION

    The cost of soliciting proxies and of the notices of the meeting, including the preparation, assembly and mailing of proxies and this statement, will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company. Furthermore, arrangements may be made with brokers, banks and similar organizations to send proxies and proxy materials to beneficial owners for voting instructions. The Company will reimburse such organizations for their expenses.

                         REVOCATION AND VOTING OF PROXY

    Any proxy given pursuant to this solicitation and received in time for the annual meeting will be voted in accordance with the instructions in such proxy, unless the proxy is properly revoked prior to the meeting. Any shareholder giving a proxy may revoke it prior to its use at the meeting by (1) delivering a written notice expressly revoking the proxy to the Secretary at the Company's offices, (2) signing and forwarding to the Company at its offices a later dated proxy, or (3) attending the annual meeting and casting his or her votes personally.

    Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the nominees for director as set forth in this Notice of Annual Meeting of Shareholders. Management is not aware of any other business that will, or is likely to, come before the meeting. If any other business does properly come before the meeting, such persons will vote in accordance with their judgment as to what is in the Company's best interests.

    A majority of the outstanding shares will constitute a quorum at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Pursuant to Minnesota law and the Company's Articles of Incorporation, abstentions are counted in determining the total number of the votes cast on proposals presented to shareholders, but will not be treated as votes in favor of the proposals. Broker non-votes are not counted for purposes of determining the total number of votes cast on proposals presented to shareholders.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    As of the close of business on January 4, 2000, there were outstanding 10,768,881 shares of common stock, par value $.05 per share, which is the only outstanding class of stock of the Company. Holders of common shares are entitled to one vote for each share held on the record date with respect to all matters that may be brought before the meeting. The record date for determining the shareholders entitled to vote at the 2000 annual meeting is January 7, 2000. There is no cumulative voting for directors.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership of common stock of the Company with the Securities and Exchange Commission. Executive officers, directors and persons who beneficially own more than ten percent of the common stock of the Company are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, and written representations from the Company's executive officers and directors, all Section 16(a) filing requirements applicable to the Company's executive officers and directors have been satisfied.

                        SECURITY OWNERSHIP OF MANAGEMENT
                            AND BENEFICIAL OWNERSHIP

    The following table contains information as of December 1, 1999 concerning the beneficial ownership of the Company's common shares by all directors and nominees, by all current directors and officers as a group and by persons known to the Company to beneficially own more than 5% of its common shares. Unless otherwise noted, the address for each person listed below is the Company's executive offices.

                                                               NUMBER OF        PERCENT OF
BENEFICIAL OWNER                                               SHARES(A)          CLASS
----------------                                              ------------      ----------
Howard M. Hawkins...........................................       174,100(b)       1.6%
Dean L. Hahn................................................       106,471(c)       1.0%
Donald L. Shipp.............................................       123,112(d)       1.1%
John R. Hawkins.............................................        76,682(e)         *
John S. McKeon..............................................        17,929(f)         *
Duane M. Jergenson..........................................         4,627            *
G. Robert Gey...............................................           822            *
Kurt R. Norman..............................................        13,341(g)         *
All current directors and officers as a group (9 persons)...       517,084          4.6%
Trustees, Hawkins Chemical, Inc.
Employee Stock Ownership Plan and Trust.....................     2,434,823(h)      22.4%

------------

*   Less than one percent.

(a) Unless otherwise noted, all shares shown are held by individuals possessing sole voting and investment power with respect to such shares.

(b) Includes 64,695 shares held by Mr. Hawkins' wife as to which he may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership; and 5,900 shares that Mr. Hawkins holds jointly with his wife as to which he shares voting and investment power. Does not include shares representing the beneficial interest of Mr. Hawkins as of September 30, 1999 in the Company's Employee Stock Ownership Plan (128,756 shares).

(c) Includes 9,797 shares that Mr. Hahn holds jointly with his wife as to which he shares voting and investment power. Does not include shares representing Mr. Hahn's beneficial interest as of September 30, 1999 in the Company's Employee Stock Ownership Plan (205,301 shares).

(d) Includes 60,000 shares held by Mr. Shipp's wife as to which he may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership. Does not include shares representing Mr. Shipp's beneficial interest as of September 30, 1999 in the Company's Employee Stock Ownership Plan (181,654 shares).

(e) Includes 42,647 shares held by Mr. Hawkins as custodian for his child as to which he has sole voting and investment power, but as to which he disclaims beneficial ownership, as well as 32,975 shares held by Mr. Hawkins jointly with his wife as to which he shares voting and investment power. Does not include shares representing the beneficial interest of Mr. Hawkins as of September 30, 1999 in the Company's Employee Stock Ownership Plan (122,090 shares).

(f) Includes 1,131 shares held by Mr. McKeon as custodian for his children as to which Mr. McKeon has sole voting and investment power, but as to which he disclaims beneficial ownership.

(g) Includes 1,491 shares held by Mr. Norman's wife as custodian for their children, as to which he disclaims beneficial ownership. Does not include shares representing the beneficial interest of Mr. Norman as of September 30, 1999, in the Company's Employee Stock Ownership Plan (26,303 shares).

(h) The current trustees of the Hawkins Chemical, Inc. Employee Stock Ownership Plan and Trust are Dean L. Hahn, Donald L. Shipp, Howard M. Hawkins and John
    R. Hawkins. Although these individuals could be deemed to "beneficially own" all of the shares held by this Plan because of their shared voting and investment power with respect to those shares, they have not been included in the share ownership figures listed above for these individuals or for all current directors and officers as a group. Voting rights as to shares of the Company's stock are passed through to participants under the Employee Stock Ownership Plan.

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    At the forthcoming annual meeting, eight persons are to be elected to the Company's Board of Directors, each to hold office for the ensuing year or until his successor is duly elected and qualified. The Company's bylaws provide for a Board of Directors of not fewer than three nor more than eleven directors. The Company's bylaws provide that the nominees must be elected by the affirmative vote of the holders of a majority of the voting power of the shares represented at the meeting (whether in person or by proxy). Proxies will be voted for the election of all nominees unless you direct otherwise. Should any nominee decline or be unable to accept such nomination or to serve as a director (an event which management does not now expect to occur), proxies will be voted for a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under them.

INFORMATION ABOUT NOMINEES

    All nominees who are now directors of the Company have served continuously since the year indicated below. The following information, including the principal occupation or employment of each nominee, has been furnished to the Company by the respective nominees, as of December 13, 1999; all occupations are with the Company unless otherwise noted.

                                                    PRINCIPAL OCCUPATION                          DIRECTOR
NOMINEE                                                AND EMPLOYMENT                    AGE       SINCE
-------                                             --------------------               --------   --------
Dean L. Hahn.........................  Chairman of the Board and Chief Executive          66         1974
                                       Officer since 1996; President from 1983 to
                                       1996. Mr. Hahn is retiring as Chairman and CEO
                                       effective February 16, 2000.
Donald L. Shipp......................  Vice Chairman since December 1998; President       64         1977
                                       from 1996 to December 1998; Executive Vice
                                       President from 1983 to 1996; President of
                                       Feed-Rite Controls, Inc., then a subsidiary of
                                       the Company, from 1967 to 1996. Mr. Shipp is
                                       retiring as Vice Chairman effective September
                                       30, 2000.
John R. Hawkins......................  President since December 1998; Executive Vice      48         1989
                                       President from 1997 to December 1998; Vice
                                       President of Sales from 1987 to 1997;
                                       Secretary from 1991 to 1999. Mr. Hawkins has
                                       been elected Chairman and CEO effective
                                       February 16, 2000.
Howard M. Hawkins....................  Retired; Treasurer from 1973 to 1999; Vice         55         1976
                                       President from 1996 to 1999.
John S. McKeon.......................  President of Golden Valley Microwave Foods,        55         1984
                                       Inc. since August 1993; President of McKeon
                                       Associates, Inc. 1991 to 1993 (corporate
                                       finance consulting); Vice President of
                                       Northstar Industries, Inc.1976 to 1990.
Duane M. Jergenson...................  Retired; Vice President, Operations of Taylor      53         1996
                                       Corporation from 1985 to 1999.
G. Robert Gey........................  President, Pentair Service Equipment Business      55         1999
                                       since 1996; Vice President, Pentair Corporate
                                       Development from 1995 to 1996; President,
                                       Niagara Paper Corp. from 1992 to 1995; various
                                       positions with Pentair, Inc. from 1983 to
                                       1992.
Kurt R. Norman.......................  Vice President since February 1999; Vice           44      nominee
                                       President, Hawkins Water Treatment Group from
                                       1996 to February 1999; General Manager of
                                       Hawkins Water Treatment Group from 1988 to
                                       1996. Mr. Norman has been elected President
                                       and COO effective February 16, 2000.

    Howard M. Hawkins and John R. Hawkins are brothers. Donald L. Shipp is the father-in-law of Kurt R. Norman. There are no other family relationships between officers or directors of the Company.

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS

    The Board of Directors held four meetings in fiscal 1999. All directors attended at least 75% of the total number of meetings of the Board and the committees on which they served. The Audit Committee, which presently consists of John S. McKeon, Duane M. Jergenson and G. Robert Gey, is responsible for selecting auditors, ensuring the fiscal integrity of the Company, and establishing and reviewing internal controls. The Audit Committee held one meeting during fiscal 1999. The Compensation Committee, which consists of John
S. McKeon, Duane M. Jergenson and G. Robert Gey, is responsible for establishing compensation policies for the Company and for reviewing and setting compensation for senior executives of the Company. The Compensation Committee held one meeting during fiscal 1999.

NOMINATION

    Sections 8 through 11 of Article II of the Company's Second Amended and Superseding By-Laws, as amended through February 15, 1995 (the "Bylaws"), provide that a candidate may not be nominated for election as a director at the annual meeting of shareholders unless the nomination was previously submitted to the Board or its nominating committee. A shareholder wishing to nominate a candidate for director must do so no later than sixty days following the end of the Company's fiscal year. Nominations are deemed made when the Secretary of the Company receives all of the following: (1) all information about the nominee that may be required to be provided in any proxy statement pursuant to the Securities Exchange Act of 1934 and regulations promulgated thereunder; (2) an executed directors' questionnaire provided by the Company and completed by the nominee; (3) the nominee's statement consenting to his nomination and agreeing to serve, if elected; and (4) evidence that the person making the nomination is a shareholder. After reviewing the submission, the Board or the appointed nominating committee may, but need not, designate one or more of the nominees to appear as an alternate candidate on any proxy solicited by management or any proxy statement furnished by management. The number of such alternate candidates may not exceed the number of directors to be elected at that annual meeting. Exclusion of any eligible candidate from a proxy solicited by management does not affect the right of shareholders to nominate, vote for, or elect such candidate at any shareholders' meeting held within twelve months after submission of the nomination material described above.

DIRECTOR COMPENSATION

    During fiscal 1999, each director who is not an employee of the Company was paid $10,000 as an annual retainer plus $750 for each meeting attended.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

                                 OTHER MATTERS

    Management does not know of any other business which will be presented for consideration at the annual meeting. If, however, any other business does properly come before the meeting, proxies will be voted in accordance with the judgment of the person or persons acting under them as to what is in the best interests of the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, independent certified public accountants, have been the auditors of the Company since 1971. They have been retained by the Board of Directors as the Company's auditors for the current fiscal year.

    Audit services performed by Deloitte & Touche LLP for the year ended October 3, 1999 consisted of the examination of the financial statements of the Company and services related to filings with the Securities and Exchange Commission. All services rendered by Deloitte & Touche LLP are reviewed and approved by the Board of Directors. The Board of Directors has not specifically considered the independence of the auditors in relation to the services rendered, but the auditors have informed the Company that neither the firm nor any of its partners holds any financial interest in the securities of the Company.

    Representatives of Deloitte & Touche LLP are expected to attend this annual meeting with the opportunity to make a statement if they desire. They will be available to respond to appropriate questions.

                        COMPENSATION AND OTHER BENEFITS

    The following table sets forth the compensation of the Chief Executive Officer and the four highest paid executive officers whose aggregate annual salary and bonus exceeded $100,000 for the Company's last fiscal year ended October 3, 1999 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION
                                     ------------------------------------------------
                                      FISCAL                           OTHER ANNUAL         ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR      SALARY     BONUS     COMPENSATION(A)   COMPENSATION(B)(C)
---------------------------          --------   --------   --------   ---------------   ------------------
Dean L. Hahn (1)...................    1999     $166,600   $196,600        $4,500             $30,000
  Chairman of the Board and            1998      161,325    157,000         4,500              30,000
  Chief Executive Officer              1997      151,865    132,000         4,500              30,000

Donald L. Shipp(2).................    1999     $156,773   $196,600        $4,500             $30,000
  Vice Chairman of the Board;          1998      151,333    157,000         4,500              30,000
  formerly President                   1997      141,903    132,000         4,500              30,000

John R. Hawkins (3)................    1999     $146,560   $173,400        $4,500             $30,000
  President and Chief Operating        1998      138,440    131,000         4,500              30,000
  Officer                              1997      124,040    111,000         4,500              30,000

Howard M. Hawkins..................    1999     $126,540   $148,000        $4,500             $30,000
  Retired; formerly Vice President     1998      132,540    124,000         4,500              30,000
                                       1997      124,040    111,000         4,500              30,000

Kurt R. Norman (4).................    1999     $111,788   $149,000        $4,500             $30,000
  Vice President                       1998      101,173     91,500         4,500              30,000
                                       1997       93,600     78,500         4,500              30,000

------------

(1) Mr. Hahn will retire as Chairman and CEO effective February 16, 2000.

(2) Mr. Shipp will retire as Vice Chairman effective September 30, 2000.

(3) Mr. Hawkins has been elected Chairman and CEO effective February 16, 2000.

(4) Mr. Norman has been elected President and COO effective February 16, 2000.

(A) EMPLOYEE STOCK PURCHASE PLAN

    All employees of the Company who have attained the age of 18 years and who have been employed by the Company for one year are eligible to participate in the Company's Employee Stock Purchase Plan. Under the Plan, each participant authorizes the Company to deduct a specified amount, not to exceed $500, from his paycheck each month, to which the Company adds a bonus of 75% of such amount, to be used by a depository agent to purchase common shares of the Company's stock for the participant's individual account under the Plan. Shares purchased with the Company's bonus vest over a five-year schedule.

(B) MONEY PURCHASE PENSION PLAN

    Non-bargaining employees of the Company who have attained the age of 21 years and completed one year of service are eligible to participate in this defined contribution pension plan. For each year, the Company contributes an amount equal to seven percent of an eligible participant's compensation, and this amount is credited to an account maintained for the participant under the Plan. The maximum annual compensation that may be used to determine Plan benefits is capped at $160,000 for the current plan year; this limit will be adjusted in future years under federal tax law for cost-of-living increases.

    Participant accounts are credited with the appropriate gains or losses resulting from employee-directed investments made by the Plan. A participant is fully vested after completing seven years of service. At retirement, the participant receives the amount credited to his or her account either as a lump sum, in installments, or in the form of an annuity contract.

(C) EMPLOYEE STOCK OWNERSHIP PLAN

    Non-bargaining employees of the Company who have attained the age of 21 years and completed one year of service are eligible to participate in the Company's Employee Stock Ownership Plan. Contributions to this Plan are made at the discretion of the Board of Directors and credited to individual accounts maintained for participants under the Plan.

    The amount of each contribution credited to a participant's account is proportionate to that participant's compensation compared to the total compensation paid to all participants in the Plan. The maximum annual compensation that may be used to determine benefits in the current plan year is $160,000, which amount will be adjusted in future years for cost-of-living increases. In addition, the aggregate amount contributed in any one plan year for a participant under the Money Purchase Pension Plan and Employee Stock Ownership Plan may not exceed the lesser of 25% of compensation or $30,000.

    Participant accounts in the Employee Stock Ownership Plan are also credited with the appropriate gains or losses resulting from Plan investments. A participant is fully vested after completing seven years of service. At retirement, the participant receives the amount credited to his or her account either as a lump sum or in installments.

OPTION GRANTS AND EXERCISES IN FISCAL 1999

    There were no options granted or exercised by the Named Executive Officers in fiscal 1999.

REPORT ON REPRICING OF OPTIONS

    None.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    All decisions regarding compensation of executive officers of the Company in fiscal 1999 were made by the Compensation Committee of the Board of Directors. During fiscal 1999, the Compensation Committee was made up of the following directors: John S. McKeon, Duane M. Jergenson and G. Robert Gey. None of the current officers of the Company participates in any board vote setting his annual salary or bonus.

              COMPENSATION COMMITTEE REPORT ON ANNUAL COMPENSATION

    The annual compensation programs of the Company are highly leveraged on the basis of performance. The Company's annual compensation mix generally has lower base salaries than comparable companies, coupled with a highly leveraged incentive system which will pay more with good performance and less with below par performance.

EXECUTIVE SALARIES

    The salary increase of the Company's executive officers are tied to inflation, performance and increase in corporate profits.

EXECUTIVE BONUS PLAN

    The bonus plan for executive officers is based on the following factors: corporate performance, business unit performance and personal performance. The corporate performance rating is based on the Company's percentage growth in earnings per share over the prior year and its return on equity. These two factors are the primary determinants of share price over time. Business unit ratings are based primarily on profit performance (market share performance, new product development, workplace diversity and other factors are also considered). Personal ratings can include such qualitative factors as quality of the strategic plan, organizational and management development progress and industry, public affairs, and civic involvement.

    Corporate business unit ratings can range from .5 to 1.8 with top annual performance represented by a 1.5 or higher rating. Personal ratings can range from 0.0 to 1.5. These ratings are then combined with the participant's target incentive participation rate (a percentage of base salary which increases for higher positions within the Company). Both business unit and personal ratings are heavily dependent on achievement of financial objectives. The weights for executive officers are 50% corporate and 50% personal, while business unit officers are generally 38% unit, 12% corporate and 50% personal. The total corporate bonus package is approximately 11% of the Company's income from operations.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The compensation of Dean L. Hahn, Chief Executive Officer, is determined in the same manner as set forth above for all other executive officers.

                                                          COMPENSATION COMMITTEE

                                                              DUANE M. JERGENSON

                                                                  JOHN S. MCKEON

                                                                   G. ROBERT GEY

                           RELATED PARTY TRANSACTIONS

    None.

                      COMPARATIVE STOCK PERFORMANCE GRAPH

    The following is a graph comparing the annual percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total returns of the NASDAQ Composite Index and the NASDAQ Industrial Index for the Company's last five fiscal years. The graph assumes the investment of $100 in the Company's Common Stock, the NASDAQ Composite Index and the NASDAQ Industrial Index on October 2, 1994, and reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS
         NASDAQ Industrial Index  NASDAQ Composite Index  Hawkins Chemical, Inc.
1994                         100                     100                     100
1995                      126.26                  136.51                  128.08
1996                      142.47                  160.91                  132.55
1997                      176.29                  221.73                  179.07
1998                      136.13                  227.52                  188.91
1999                      208.42                  365.76                  145.98

                           PROPOSALS BY SHAREHOLDERS

    In order for a shareholder proposal to be considered for inclusion in the Company's proxy statement for next year's annual meeting, the written proposal must be received by the Company at its principal executive office no later than September 12, 2000. Any such proposals also must comply with the rules and regulations of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in company sponsored proxy materials. In order for a shareholder proposal to be raised from the floor during next year's annual meeting (without being included in the proxy materials), written notice of the proposal must be received by the Company no later than January 5, 2001. The persons named as proxies by the Company for that meeting will have discretionary authority to vote on any shareholder proposal for which such notice is not properly received by the Company and as otherwise permitted pursuant to the Commission's rules and regulations regarding the voting of proxies. Any director nominations made by shareholders also must comply with the relevant provisions set forth in Article I of the Company's Bylaws, as described under the caption "Election of Directors--Nominations" elsewhere in this proxy statement. A copy of the Bylaws have been filed with the Commission and are available on the Commission's website (www.sec.gov) or they may be obtained by sending a written request to the Corporate Secretary at the Company's headquarters.

                                   FORM 10-K

    The Company will provide each person whose proxy is solicited, upon receipt of a written request from such person, a copy of its annual report on Form 10-K as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules required to be filed with the Commission. Such written request should be directed to, Hawkins Chemical, Inc., 3100 East Hennepin Avenue, Minneapolis, Minnesota 55413, Attention: Corporate Secretary. The annual report on Form 10-K, as well as other Company reports, are also available on the Commission's website (www.sec.gov).

Dated: January 10, 2000.  BY ORDER OF THE BOARD OF DIRECTORS

                               MARVIN E. DEE, SECRETARY

                                                     HAWKINS CHEMICAL, INC.

                                                 ANNUAL MEETING OF SHAREHOLDERS
                                                  Wednesday, February 16, 2000
                                                3:30 P.M., Central Standard Time
                                                 Sheraton Minneapolis Metrodome
                                                   1330 Industrial Boulevard
                                                    Minneapolis, Minnesota









[Logo]  HAWKINS CHEMICAL, INC.
        3100 EAST HENNEPIN AVENUE, MINNEAPOLIS, MINNESOTA 55413          proxy
-------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON FEBRUARY 16, 2000.

The shares of stock you hold in your account or in a dividend reinvestment account will be be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEM 1.

By signing the proxy, you revoke all prior proxies and appoint Dean L. Hahn, Donald L. Shipp and John R. Hawkins, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters that may come before the Annual Meeting and all adjournments.





                   SEE REVERSE FOR VOTING INSTRUCTIONS

                        V   PLEASE DETACH HERE   V
-------------------------------------------------------------------------------


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR  ITEM 1.


1. Election of directors:     01 Dean L. Hahn      05 John R. Hawkins
                              02 Howard M. Hawkins 06 Duane M. Jergenson
                              03 Donald L. Shipp   07 G. Robert Gey
                              04 John S. McKeon    08 Kurt R. Norman

             / / Vote FOR              / / Vote WITHHELD
                 all Nominees              for ALL nominees
                 (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

                                         -------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change?  Mark Box  / /
Indicate changes below:

                                               Date
                                                    --------------------------




                                          Signature(s) In Box

                                          (Please sign exactly as your name
                                          appears to the left.  When shares are
                                          held by joint tenants, both should
                                          sign. When signing as executor,
                                          administrator, attorney, trustee or
                                          guardian, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name by president or
                                          other authorized officer. If a
                                          partnership, please sign in
                                          partnership name by an authorized
                                          person.)